Nationwide Life Insurance Company: • Nationwide Variable Account-4

Prospectus supplement dated February 1, 2008 to
Prospectus dated May 1, 2007

This supplement updates certain information contained in your prospectus.  Please read it and keep it with your prospectus for future reference.

Effective April 30, 2008, S&P Investment Advisory Services (SPIAS) will no longer be the third party investment manager for the following Dynamic Advantage Program (“DAP”) models:

SPIAS Growth Sector Rotation Portfolio
SPIAS Aggressive Growth Sector Rotation Portfolio
SPIAS Value Sector Rotation Portfolio

As a result, effective March 1, 2008 the aforementioned models will no longer be available to receive transfers or new purchase payments. Effective as of the close of trading of the New York Stock Exchange on April 30, 2008, all allocations to the aforementioned models will be updated to allocate contract value to the Nationwide NVIT Money Market Fund II.